EXHIBIT 32(a)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Campbell Soup Company (the “Company”) on Form 10-Q for the fiscal quarter ended October 30, 2011 (the “Report”), I, Denise M. Morrison, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 7, 2011

By:	/s/ Denise M. Morrison
	Name:	Denise M. Morrison
	Title:	President and Chief Executive Officer